Exhibit 7(c)(4)

                        Support Agreement and Guaranty



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                        SUPPORT AGREEMENT AND GUARANTY



                              October ___, 2002



Fleet Capital Corporation
300 Galleria Parkway, N.W.
Suite 800
Atlanta, Georgia 30339


Gentlemen:

    In order to induce Fleet Capital Corporation ("Lender") to make loans in accordance with that certain Loan and Security Agreement, dated of even date herewith (as at any time amended or otherwise modified, the "Loan Agreement"), with Flanders Corporation, a North Carolina corporation and the other borrowers named therein (collectively, the "Borrowers," and individually, a "Borrower"), pursuant to which Lender may extend loans and other financial accommodations to Borrowers from time to time, the undersigned hereby agrees with Lender as follows (capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement):


    1. If an Event of Default shall occur and (a) Lender shall commence to liquidate or otherwise realize upon any of the Collateral, (b) any Borrower, with Lender's prior written consent, commences an orderly liquidation of its assets (including the Collateral), or (c) after the commencement of a case under the Federal Bankruptcy Code in which any Borrower is the debtor, such Borrower or the bankruptcy trustee seeks to collect, dispose of or otherwise convert or liquidate any of the Collateral, then the undersigned will furnish support or assistance as follows, except to the extent that the undersigned is prohibited from giving such support or assistance by law or by order of a court of competent jurisdiction:

         (i) at Lender's request, assist such Borrower, or, in the case of any foreclosure or other realization upon the Collateral by Lender, assist Lender, in effecting the marketing, sale, collection, or other disposition of the Collateral upon such terms as are reasonably calculated to maximize the net proceeds obtainable from such sale or other disposition;


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        (ii)   at Lender's request, assist Lender or such Borrower in obtaining collections of the Accounts and cause such collections to be remitted to Lender for application to the Obligations;

        (iii) at Lender's request, assist in the formulation of a plan of orderly liquidation of the Collateral upon such terms as the undersigned believes to be the best designed to maximize the net proceeds obtainable from such liquidation or sale and aid such Borrower in the execution of such plan;

        (iv) at Lender's request, assemble or reconstruct sales and collection records, customer lists and other customer data and take all reasonable steps to ensure that such Borrower maintains such records as Lender may request and furnishes copies of same to Lender or otherwise provides Lender with access to such records;

        (v) if in Lender's opinion it is necessary or advisable to secure any approval, or consent of, to make any registration, declaration or filing with or obtain any exemption from, any governmental agency or other regulatory body, whether public or private, at Lender's request, execute and deliver on behalf of such Borrower all such applications, instruments and documents, and do or cause to be done all such other acts and things as may be necessary in order to secure such approval, license, permit or consent, to make such registration, declaration or filing or to obtain such exemption in a timely manner, and make all necessary amendments to such applications, instruments and documents.

To the extent Lender requires such services of the undersigned (a) while the undersigned is an officer, director or employee of any Borrower, the undersigned's regular compensation from such Borrower shall be compensation for performing such services, or (b) while the undersigned is not an officer, director or employee of any Borrower, or the undersigned then serves in one or more such capacities but such Borrower is financially unable to pay or is prohibited from paying compensation to the undersigned as provided in the foregoing clause (a), the undersigned's duty to provide support and assistance as herein provided shall be contingent upon Lender either paying the undersigned or arranging for the undersigned to be paid fair compensation for the time and duties performed, which, however, shall in no event be more than the base compensation that was being paid to the undersigned by such Borrower at the time the undersigned last served as an officer, director or employee of such Borrower. In no event shall the undersigned be deemed an employee of Lender, but he shall at all times be deemed an independent contractor.

The undersigned shall not be obligated to perform such services for more than 180 days.

    2. The undertaking described in paragraph 1 above shall be a continuing one and shall remain in full force and effect so long as the Loan Agreement shall remain in effect and any Borrower shall have any Obligations thereunder, but shall terminate with respect to the undersigned upon the death of the undersigned or the permanent disability of the undersigned that renders the undersigned incapable of rendering the services requested.


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    3.  If the undertaking described in paragraph 1 has not been terminated pursuant to paragraph 2 and the undersigned defaults with respect to any of his undertakings set forth in paragraph 1 above, and such default continues for ten
(10) days following Lender's giving written notice to the undersigned of such default, then the undersigned shall be deemed to have unconditionally and absolutely guaranteed to Lender the due and punctual payment of the Deficiency Amount (as hereafter defined). The term "Deficiency Amount" means an amount equal to the sum of (x) the outstanding balance of all Obligations on the Deficiency Date, including principal, accrued and unpaid interest (including Default Rate interest, if applicable), fees, charges, expenses, attorneys' fees and other sums chargeable to Borrowers under any of the Loan Documents, plus (y) any outstanding principal and interest on the Deficiency Date under any debtor-in-possession financing provided to any Borrower in a Chapter 11 case of such Borrower, plus (z) any and all charges and expenses of, for and incidental to Lender's collection efforts with respect to such guaranty. As used herein, the term "Deficiency Date" shall mean the date that is the soonest to occur of the following:

        (i) the 180th day after the date on which Lender commenced foreclosure upon any of the Collateral, such foreclosure commencement date to be either (x) the date of the first publication of the foreclosure sale notice, if the Collateral in respect of which foreclosure is first sought is real property, or (y) the date of the notice of private or public sale or the date of sale or other disposition if no such notice is required, if the Collateral in respect of which foreclosure is first sought is personal property; or

        (ii) the 365th day after the date on which a petition for any order for relief in respect of any Borrower shall be filed by or against such Borrower under the Federal Bankruptcy Code; or

        (iii) the date on which Lender has completed foreclosure upon its security interest or lien in and disposed of all or substantially all real property and tangible personal property securing the Obligations and collected all amounts due from solvent Account Debtors on Accounts not subject to bona fide defense or offset that can be collected by reasonably diligent efforts.

To the extent that the Deficiency Amount may, subsequent to the Deficiency Date, be increased as a result of Lender's being forced to repay any sums applied against the Obligations, whether under any fraudulent conveyance, bulk transfer, preference or other law, the amount guaranteed by the undersigned hereunder shall be increased by a like amount.

    4. If the guaranty described in Paragraph 3 hereof becomes effective, the following provisions shall be applicable with respect to the undersigned at all times from and after the date hereof:


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        (a) Subject to the provisions hereof establishing the liability of the undersigned under such guaranty, undersigned waives any right undersigned may have, by statute or otherwise, to require Lender to institute suit against any Borrower after notice or demand from undersigned or to seek recourse first against any Borrower or others, or to realize upon any security for the Obligations, as a condition to enforcing undersigned's liability and obligations hereunder, and any right to appraisement, valuation, stay of execution, or notice of election to declare due the amount of any secured indebtedness of any Borrower with regard to Lender's enforcement of any security interest, lien, mortgage or other interest Lender may hold in any real or personal property of any Borrower.

        (b) The undersigned shall not have and hereby waives any right of subrogation to any of the rights of Lender against Borrowers or against any other guarantor, maker or endorser and waives all rights to any reimbursement, exoneration or indemnity from any such persons; waives any right to enforce any remedy which Lender now has or may hereafter have against Borrowers, any other guarantor, maker or endorser; and waives any benefit of, and any other right to participate in, any collateral security for the Obligations or any guaranty of the Obligations now or hereafter held by Borrowers.

        (c) The undersigned agrees that this guaranty shall continue until revoked in writing by the undersigned, or undersigned's executors, administrators, successors or assigns, and a copy of such revocation has been duly delivered to Lender by certified or registered mail, such revocation shall have the effect of making the undersigned liable for (x) all Obligations outstanding at the time of such revocation plus (y) any principal and interest under any debtor-in-possession financing provided to any Borrower as debtor-in-possession by Lender outstanding on such date, plus (z) any and all charges and expenses of, for and incidental to Lender's collection efforts with respect to such guaranty, all of which the undersigned shall pay to Lender on demand.

        (d) This guaranty shall remain in full force and effect without regard to future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance of any obligations of the Borrowers to Lender or with respect to the execution and delivery of any agreement among the Borrowers and Lender. This guaranty shall be in addition to any other guaranty or other security for the Obligations and shall not be prejudiced or unenforceable by the invalidity of any such other guaranty or security.

        (e) To the extent any performance of this guaranty would violate any applicable usury statute or other applicable law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this guaranty shall not require any performance in excess of the limit legally permitted, but such obligations shall be fulfilled to the limit of the legal validity. The provisions of the paragraph shall control every other provision of this guaranty.

    5. The undersigned hereby waives: notice of acceptance hereof by Lender; notice of the extension of credit from time to time given by Lender to Borrowers and the creation, existence or acquisition of any Obligations; notice of the amount of Obligations of Borrowers to Lender from


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time to time, subject, however, to undersigned's right to make inquiry of Lender to ascertain the amount of the Obligations at any reasonable time; notice of any adverse change in any Borrower's financial condition or of any other fact which might increase undersigned's risk; notice of presentment for payment, demand, protest and notice thereof as to any instrument; notice of default or acceleration; except as otherwise provided herein, notice of Lender's intended disposition of any collateral securing any of the Obligations; all other notices and demands to which undersigned might otherwise be entitled; any defense based upon the statute of limitations, any incapacity, lack of authority or disability of any Borrower or any other person, or any election of remedies which destroys or otherwise impairs any subrogation or reimbursement rights of undersigned's; any right to contest the commercial reasonableness of the disposition of any or all collateral (to the extent available under applicable law).

    6. The undersigned consents and agrees that, without notice to or by undersigned and without affecting or impairing the liability or obligations of undersigned hereunder, Lender may compromise or settle, extend the period of duration or the time for the payment or discharge or performance of, or may refuse to enforce or may release all or any parties to any and all of the Obligations, or may grant other indulgences to the Borrowers in respect thereof, or may amend or modify in any manner any documents or agreements relating to such Obligations (other than this guaranty) or may release, surrender, exchange, modify, impair, or extend the period of duration or time for the performance, discharge, or payment of, any and all deposits and other property securing the Obligations or on which Lender at any time may have a lien, or may refuse to enforce its rights, or may make any compromise or settlement or agreement therefor, in respect of any and all of such deposits and property, or with any party to the Obligations, or with any other person, firm or corporation whatsoever, or may release or substitute any one or more of the endorsers or guarantors of the Obligations whether parties to this instrument or not, or may exchange, enforce, waive or release any security for any guaranty of the Obligations.

    7. The undersigned consents and agrees that Lender shall be under no obligation to marshall any assets in favor of undersigned or against or in payment of any or all of the Obligations.

    8. The undersigned is fully aware of the financial condition of the Borrowers. The undersigned delivers this agreement based solely upon undersigned's own independent investigation and in no part upon any representation or statement of Lender with respect thereto. The undersigned is in a position to and hereby assumes full responsibility for obtaining any additional information concerning Borrowers' financial condition as undersigned may deem material to undersigned's obligations hereunder and undersigned is not relying upon, nor expecting Lender to furnish undersigned, any information in Lender's possession concerning Borrowers' financial condition.

    9. The undersigned agrees that all the rights, benefits and privileges herein and hereby conferred upon Lender shall vest in and be enforceable by Lender, its successors and assigns.

    10. This agreement, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the internal laws of the State of Georgia. As part of the consideration for Lender's granting credit to Borrowers, undersigned hereby agrees that all actions or proceedings arising directly or indirectly hereunder


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may, at the option of Lender, be litigated in courts having situs within the
State of Georgia, and undersigned hereby expressly consents to the jurisdiction of any local, state or federal court located within the State of Georgia, and consents that any service of process in such action or proceedings may be made by personal service upon undersigned, wherever undersigned may be then located, by certified or registered mail directed to undersigned at the undersigned's last known address.

    IN WITNESS WHEREOF, undersigned has hereunto subscribed undersigned's name,
on the      day of October, 2002.

                                        _____________________________ (SEAL)
                                        Steven K. Clark

                                        Address:

                                        _____________________________
                                        _____________________________
                                        _____________________________




STATE OF _______________

COUNTY OF ______________


    I, __________________________, a Notary Public of the County and State aforesaid, certify that Steven K. Clark personally came before me this day and acknowledged the due execution of the foregoing instrument.

    WITNESS my hand and official stamp and seal, this          day of October,
2002.


                                        ________________________________________
                                        Notary Public

My Commission Expires: _________________

[AFFIX STAMP OR SEAL]

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